UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Chief Financial Officer Employment

On March 31, 2022, the Board of Directors (the “Board”) of Armstrong World Industries, Inc. (the “Company”) approved an extension of the retirement date for Brian MacNeal, Senior Vice President and Chief Financial Officer, in order to ensure a smooth transition to a successor. Mr. MacNeal’s new retirement date will be September 1, 2022, or another date as may be mutually agreed to by Mr. MacNeal and the Company’s Chief Executive Officer (“Extended Retirement Date”). Mr. MacNeal’s original retirement date of May 1, 2022 was previously disclosed on August 31, 2021. The Company is continuing its comprehensive search for a successor to Mr. MacNeal with the assistance of an independent search firm. In consideration for remaining in his current position with the Company through the Extended Retirement Date, Mr. MacNeal will be eligible to receive a special incentive cash bonus with a target value of $288,713, payable in the first quarter of 2023.

Talent Engagement Program

On March 31, 2022, the Management Development & Compensation Committee of the Board approved awards to certain executives and employees under the Company’s 2016 Long-Term Incentive Program to sustain talent engagement in the current labor market, maintain leadership focus on key growth investments and initiatives, and recognize strong performance despite the challenges of the COVID-19 pandemic, in the form of restricted stock unit grants that would fully vest and be issued if the recipient is still actively employed and in good standing on March 31, 2023. The recipients included Ellen R. Romano, Senior Vice President, Human Resources, who received an award of 2,501 restricted stock units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Austin So
Austin So
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: April 4, 2022